[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications
Fund

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1998

                             [FLAG GRAPHIC OMITTED]

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434

                   The Gabelli Global Telecommunications Fund
                              First Quarter Report
                                 March 31, 1998

To Our Shareholders,

      Driven by low inflation, low interest rates, solid corporate earnings growth, deals and liquidity (the continuing strong flow of cash into equity funds), U.S. and European stock market indices posted strong gains in the first quarter of 1988. Investors continued to favor global telecommunications stocks as evidenced by the Gabelli Global Telecommunications Fund's strong absolute and relative performance.

Investment Performance

      For the first quarter ended March 31, 1998, The Gabelli Global Telecommunications Fund's total return was 19.4%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index had returns of 23.0% and 22.2%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 57.4% over the trailing twelve month period. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 61.0% and 49.3%, respectively, over the same twelve month period. Since inception on November 1, 1993 through March 31, 1998, the Fund has a total return of 97.9%, which equates to an average annual return of 16.7%.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

HOLDINGS BY GEOGRAPHIC REGION - 3/31/98

   [The following table was depicted as a pie chart in the printed material.]

          United States       52.5%
          Europe              19.8%
          Asia/Pacific Rim     6.5%
          Canada               9.5%
          South America        7.2%
          Other                4.5%

Investment results(a)

--------------------------------------------------------------------------------

                                                 Quarter
                                 ---------------------------------------
                                   1st        2nd        3rd       4th           Year
                                   ---        ---        ---       ---           ----
1998: Net Asset Value ........   $15.91         --         --         --            --
      Total Return ...........     19.4%        --         --         --            --
------------------------------------------------------------------------------------------
1997: Net Asset Value ........   $11.29     $13.17     $14.22     $13.32        $13.32
      Total Return ...........      0.1%      16.7%       7.9%       4.6%         31.9%
------------------------------------------------------------------------------------------
1996: Net Asset Value ........   $11.72     $12.16     $11.73     $11.28        $11.28
      Total Return ...........      5.4%       3.8%      (3.5)%      3.3%          9.0%
------------------------------------------------------------------------------------------
1995: Net Asset Value ........    $9.77     $10.29     $11.12     $11.12        $11.12
      Total Return ...........      0.4%       5.3%       8.1%       1.6%         16.2%
------------------------------------------------------------------------------------------
1994: Net Asset Value ........    $9.68      $9.62     $10.38      $9.73         $9.73
      Total Return ...........     (5.1)%     (0.6)%      7.9%      (5.3)%        (3.7)%
------------------------------------------------------------------------------------------
1993: Net Asset Value ........       --         --         --     $10.20        $10.20
      Total Return ...........       --         --         --        3.0%(b)       3.0%(b)
------------------------------------------------------------------------------------------

------------------------------------------
Average Annual Return - March 31, 1998(a)
------------------------------------------
  1 Year                       57.4%
  3 Year                       25.7%
  Life of Fund(b)              16.7%
------------------------------------------

                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 30, 1997         $1.550           $13.28
December 31, 1996         $0.840           $11.28
December 29, 1995         $0.182           $11.12
December 30, 1994         $0.095           $ 9.73
December 31, 1993         $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Commentary

Ringing Up Profits

      The telecommunications group's exceptional performance this quarter may be partly explained by WorldCom and British Telecom's battle over MCI and to a lesser extent, SBC Communications' bid for Southern New England Telecommunications, which helped raise the valuation standards in the industry. However, there are more powerful long term trends that we believe will continue to fuel selected telephone stocks.

      You will note that our list of winners has a distinct international flavor. There are three factors that make international telephone stocks intriguing. To compete on the global economic stage, a modern telecommunications system is essential. So, those companies operating in less developed countries and regions (most notably, Cable & Wireless, which is the majority owner of Hong Kong Telecommunications, and Telefonica de Espana, which owns significant chunks of Latin American telephone companies in addition to its domestic operations in Spain) have exceptional growth potential. The second factor is privatization. Formerly government-owned telephone companies in Europe and Latin America are passing into the hands of profit oriented investors and are being run more efficiently by private sector managements. Finally, international boundaries are crumbling and companies are jockeying for global market share. This means continued consolidation throughout the industry and an increased number of joint venture partnerships that will surface value for shareholders.

      As evidence that telephone stocks can be attractive even in difficult economic and stock market environments, portfolio holdings such as Thai Telephone, Telecom Asia and Telekom Malaysia were outstanding performers during a quarter in which Southeast Asian economies and stock markets remained under a great deal of pressure.

      Increasing evidence that established cellular operators can prosper despite competition from alternative wireless providers and Alltel's proposed acquisition of 360(degree) Communications buoyed cellular telephone stocks this quarter. In addition to our big gain in 360(degree) Communications, portfolio holdings including Vanguard Cellular Systems, Rural Cellular Corp., Cellular Communications International and AirTouch were up sharply. Despite the prospects for reduced sales in Southeast Asia, cellular telephone equipment manufacturers Nokia and Ericsson performed well.

Building the Information Superhighway

      The Regional Bell Operating Companies (RBOCs) and GTE are not going to stay on the sideline in the rush to provide high speed Internet access to homes and businesses. In fact, GTE and US West have announced deployment of digital subscriber lines (DSL), a technology that allows comparable band-with to cable using existing copper wire telephone lines. This new development, if successful, may considerably enhance the rate of return on plain old telephone lines and provide new profits and margins for the RBOCs.

      Eventually, many data network solutions may come from satellite service providers, as evidenced by COMSAT's recent announcement of ATM satellite-based Internet access via a proprietary software technology. COMSAT is also on the verge of a complete restructuring and the effects of deregulation could considerably brighten the company's future. Two other low orbit satellite service providers, Iridium and Globalstar, respectively part-owned by Motorola and Loral, are nearing final deployment of their constellation of satellites. Within the next year, these companies will begin offering the most advanced wireless satellite telephone service, which will bring wireless service to many now unreachable parts of the world.

      Cable television operators, which will play an increasingly important role in transmitting Internet and other digital data worldwide, also posted solid gains, with General Cable, Metromedia International Group, Comcast U.K. Cable Partners and United International Holdings making significant contributions to the Fund's returns this quarter.

Quips on Management

      Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview . . .

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders."

      We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1998.

360(degree) Communications Co. (XO - $31.25 - NYSE) is the second largest publicly traded cellular company in the United States. The company offers cellular, residential long distance and paging services and has 2.6 million customers in 15 states. On March 16, Alltel Corp. (AT - $43.6875 - NYSE) offered to acquire 360(degree) in a transaction totaling close to $6 billion.

BC Telecom Inc. (BCT - $38.87 - TSE), formerly British Columbia Telephone Co., is the second largest telecommunications services company in Canada. A subsidiary of GTE owns 52% of the company. Its basic telephone operations provide service to more than 2.5 million telephone lines and are growing at rates much higher than the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves over 407,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses.

BCE Inc. (BCE - $41.75 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $64.625 - NYSE) and BCEMobile Communications (BCX - $29.85 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $25 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cable & Wireless plc (CWP - $37.75 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has finalized plans to merge its U.K. operations with Nynex CableComms Group plc and Bell Cable Media plc, bolstering its presence in the increasingly competitive U.K. communications market. The company now owns 53% of a new, publicly traded U.K.-based company, Cable & Wireless Communications plc, which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and a majority of Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecommunications (HKT - $20.9375 - NYSE), the dominant telecom service provider in Hong Kong, is 54%-owned by CWP and remains the "crown jewel" of the CWP portfolio. CWP is attractive based on its high rate of growth and reasonable market valuation.

Southern New England Telecommunications Corp. (SNG - $72.3125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications (SBC - $43.375 -
NYSE) has agreed to acquire SNG for $4.26 billion in stock.

Telecom Italia Mobile SpA (TIM.MI - $5.37 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan stock exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to seven million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only one new entrant in the market. Two additional licenses have been awarded to future competitors.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $129.8125 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October 1997, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Tele-Communications Inc. (TCOMA - $31.0938 - Nasdaq), one of the largest cable TV operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $20.125 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

Telefonica de Espana (TEF - $132.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base with over two million subscribers. We consider TEF to be an attractive way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Puerto Rico, Colombia, Uruguay and Venezuela. The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump started this effort with its decision to form a global alliance with WorldCom and MCI, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Telephone and Data Systems Inc. (TDS - $47.50 - ASE) is a domestic provider of local telephone service to over 500,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented toward creating substantial shareholder value (as opposed to focusing on near term earnings per share). Operating cash flow is increasing, driven mainly by internal growth in cellular telephone. We expect strong growth at TDS to increase its private market value. The company was active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS has investments in U.S. Cellular (81%-owned), Aerial Communications (83%-owned) and American Paging (82%-owned). TDS has announced a restructuring plan which is designed to unlock the value of its business units.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

      In the first quarter of 1998, global telecommunications stocks continued to be outstanding absolute and relative performers. We do not believe this will be a short term phenomena. We believe telecommunications companies will continue to play a critical role in the further evolution of the global economic village and that a portfolio concentrated in the best companies in the telecommunications industry can deliver very attractive long term returns. We thank you for your loyalty and as always, pledge our best efforts on your behalf.


                                   Sincerely,


         /s/ Mario J. Gabelli, CFA             /s/ Marc J. Gabelli

         Mario J. Gabelli, CFA                 Marc J. Gabelli
         Portfolio Manager and                 Associate Portfolio Manager
         Chief Investment Officer

April 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

Cable & Wireless plc                  360(degree) Communications Co.
Telephone and Data Systems            Southern New England Telecom.
Telefonica de Espana                  Telecomunicacoes Brasileiras SA (Telebras)
BC Telecom Inc.                       Telecom Italia Mobile SpA
BCE Inc.                              Tele-Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Market
    Shares                                                            Value
    ------                                                            -----
                COMMON STOCKS - 85.9%

                Alternative Telecommunication Providers - 1.4%
       7,000    American Communications
                   Services Inc.+ .............................. $    126,875
       1,000    Colt Telecom Group plc+ ........................       94,625
      50,000    GST Telecommunications Inc.+ ...................      753,125
      18,000    ICG Communications Inc.+ .......................      670,500
       2,000    Intermedia Communications Inc.+ ................      159,250
       4,000    McLeodUSA Inc., Cl. A+ .........................      169,000
       2,000    Startec Global Communications Corp.+ ...........       50,000
      25,000    Suncom Telecommunications Inc.+ ................        4,125
         400    Teleport Communications
                  Group Inc., Cl. A+ ...........................       23,500
                                                                 ------------
                                                                    2,051,000
                                                                 ------------
                Broadcasting - 0.3%
       1,000    Pathe SA .......................................      204,174
       5,000    Telemundo Group Inc., Cl. A+ ...................      209,375
                                                                 ------------
                                                                      413,549
                                                                 ------------
                Cable - 10.8%
      40,000    Adelphia Communications Corp., Cl. A+ ..........    1,185,000
      15,000    Cable Michigan Inc.+ ...........................      382,500
      38,000    Cablevision Systems Corp., Cl. A+ ..............    2,498,500
      70,000    Century Communications Corp., Cl. A+ ...........      896,875
      55,000    Comcast Corp., Cl. A ...........................    1,907,813
      44,000    Comcast U.K. Cable Partners Ltd.+ ..............      588,500
      10,000    General Cable plc, ADR+ ........................      140,000
       5,000    Le Groupe Videotron ltee .......................       62,406
      33,000    NTL Inc.+ ......................................    1,427,250
      30,000    Rogers Communications Inc., Cl. B+ .............      174,375
      70,932    TCI Ventures Group+ ............................    1,245,743
      40,000    Tele-Communications Inc., Cl. A+ ...............    1,243,750
      30,000    Tele-Communications
                   International Inc., Cl. A+ ..................      603,750
      15,000    Telewest Communications plc, ADR+ ..............      225,000
      85,000    United International Holdings Inc.,
                   Cl. A+ ......................................    1,423,750
      64,000    US WEST Media Group+ ...........................    2,224,000
                                                                 ------------
                                                                   16,229,212
                                                                 ------------
                Communications Equipment - 2.4%
      60,000    Champion Technology Holdings, ADR ..............       37,500
       4,400    Ericsson (L.M.) Telephone Co., ADR .............      209,275
       5,000    General Instrument Corp.+ ......................      104,688
       2,500    General Semiconductor Inc.+ ....................       29,844
       3,500    Lucent Technologies Inc. .......................      447,562
       2,500    Motorola Inc. ..................................      151,563
       2,000    Nokia Corp., Cl. A,  ADR .......................      215,875
      33,000    Northern Telecom Ltd. ..........................    2,132,624
      10,000    Scientific - Atlanta Inc. ......................      195,625
         500    Siemens AG, ADR ................................       33,219
     100,000    Time Engineering Berhad ........................       51,924
                                                                 ------------
                                                                    3,609,699
                                                                 ------------
                Computer Software and Services - 0.1%

       2,000    EarthLink Network Inc.+ ........................      112,875
                                                                 ------------
                Entertainment - 0.4%
      23,462    Ascent Entertainment Group Inc.+ ...............      241,952
       6,000    Metromedia International Group Inc.+ ...........       91,125
       2,000    Time Warner Inc. ...............................      144,000
       2,000    Viacom Inc., Cl. A+ ............................      106,250
                                                                 ------------
                                                                      583,327
                                                                 ------------
                Long Distance Telephone Providers - 5.6%
      28,000    AT&T Corp. .....................................    1,837,500
      25,000    Call-Net Enterprises Inc.+ .....................      448,271
         215    DDI Corp. ......................................      528,830
       4,000    Esprit Telecom Group plc+ ......................       72,500
       5,000    Fonorola Inc.+ .................................      143,974
      70,000    General Communication Inc., Cl. A+ .............      555,625
       7,000    Kokusai Denshin ................................      277,163
       5,000    LCI International Inc.+ ........................      192,500
       8,000    MCI Communications Corp. .......................      396,000
       8,000    MIDCOM Communications Inc.+ ....................          240
      66,000    P.D.L. Holdings Ltd.+ ..........................      495,000
      53,000    Philippine Long Distance Telephone Co. .........    1,477,375
      20,000    Sprint Corp. ...................................    1,353,750
       4,000    Teleglobe Inc. .................................      185,215
       2,000    Telegroup Inc.+ ................................       40,500
       8,000    WorldCom Inc.+ .................................      344,500
                                                                 ------------
                                                                    8,348,943
                                                                 ------------
                Publishing - 0.2%
       1,000    Media General Inc., Cl. A ......................       49,188
       8,000    News Corp. Ltd., ADR ...........................      215,499
     100,000    Seat SpA+ ......................................       58,260
                                                                 ------------
                                                                      322,947
                                                                 ------------
                Regional and Local Telephone Providers - 16.6%
      44,000    Aliant Communications Inc. .....................    1,496,000
      20,000    Alltel Corp. ...................................      873,750
      44,000    Ameritech Corp. ................................    2,175,250
      15,200    Atlantic Tele-Network Inc.+ ....................      167,200
       5,304    Bell Atlantic Corp. ............................      543,660
      27,000    BellSouth Corp. ................................    1,824,188
       9,000    Bruncor Inc. ...................................      313,263
       2,000    Cincinnati Bell Inc. ...........................       71,250
      40,000    Commonwealth Telephone
                   Enterprises Inc.+ ...........................    1,105,000
       2,500    Electric Lightwave Inc., Cl. A+ ................       50,000
     150,000    First Pacific Co. Ltd.+ ........................       87,119
      10,000    First Pacific Co. Ltd., ADR ....................       28,750
      50,000    Frontier Corp. .................................    1,628,125
      33,000    GTE Corp. ......................................    1,975,875
      15,000    Island Telephone Company Ltd. ..................      485,188
      19,000    Maritime Telegraph and
                   Telephone Company Ltd. ......................      524,389
      12,000    NewTel Enterprises Ltd. ........................      345,960
       4,000    Peoples Telephone Company Inc.+ ................       12,750
      10,000    Quebec-Telephone ...............................      253,141
      54,000    RCN Corp.+ ....................................     2,706,750
      10,000    SBC Communications Inc. .......................       436,250

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
    Shares                                                            Value
    ------                                                            -----
                COMMON STOCKS (Continued)

                Regional and Local Telephone
                Providers (Continued)
      43,000    Southern New England
                   Telecommunications Corp. ...................  $  3,109,437
      90,000    Telephone and Data Systems Inc. ...............     4,274,999
      10,000    Telus Corp. ...................................       291,816
       3,000    US WEST Communications Group ..................       164,250
                                                                 ------------
                                                                   24,944,360
                                                                 ------------
                Satellite - 3.5%
       3,000    American Mobile Satellite Corp.+ ..............        42,750
         500    Asia Satellite Telecommunications
                   Holdings Ltd. ..............................        10,063
       1,000    British Sky Broadcasting Group, ADR ...........        45,000
      60,000    COMSAT Corp. ..................................     2,066,249
       8,000    Echostar Communications
                   Corp., Cl. A+ ..............................       176,000
       5,000    General Motors Corp., Cl. H ...................       226,250
       8,000    Globalstar Telecommunications+ ................       507,000
      23,000    Iridium World Communications Ltd.+ ............     1,434,625
      15,000    Loral Space & Communications Ltd.+ ............       419,063
       4,000    PT Indonesia Satellite, ADR ...................        61,750
      35,000    TCI Satellite Entertainment Inc., Cl. A+ ......       249,375
       2,000    U.S. Satellite Broadcasting Co.+ ..............        18,375
                                                                 ------------
                                                                    5,256,500
                                                                 ------------
                Telecommunications - 0.2%
      12,500    Great Nordic Store ............................       297,888
                                                                 ------------
                Telephone Networks - 26.6%
      87,000    BC Telecom Inc. ...............................     3,370,788
      75,000    BCE Inc. ......................................     3,131,250
       3,000    BHI Corp. .....................................       106,500
       1,000    British Telecommunications plc, ADR ...........       109,375
      34,000    Cable & Wireless Communications
                   plc, ADR+ ..................................     1,126,250
     120,000    Cable & Wireless plc, ADR .....................     4,529,999
     100,000    Citizens Utilities Co., Cl. B + ...............     1,056,250
      65,000    Compania de Telecomunicaciones
                   de Chile SA, ADR ...........................     1,791,563
     500,000    CPT Telefonica del Peru, Cl. B ................     1,082,455
       1,000    CPT Telefonica del Peru, Cl. B, ADR ...........        21,563
      16,000    Deutsche Telekom AG ...........................       352,000
      38,000    Emerging Communications Inc.+ .................       266,000
       2,000    France Telecom SA+ ............................       106,500
       3,787    Hellenic Telecommunications
                   Organization SA (OTE) ......................        94,743
      15,000    Hong Kong Telecommunications
                   Ltd., ADR ..................................       314,063
       2,000    Hungarian Telephone & Cable Corp.+ ............        15,750
          60    Japan Telecom Co. Ltd. ........................       458,939
      15,000    Koninklijke PTT Nederland NV, ADR .............       777,188
         500    Matav, ADR+ ...................................        15,563
         167    Nippon Telegraph & Telephone Corp. ............     1,390,090
      10,000    Nippon Telegraph & Telephone
                   Corp., ADR .................................       423,125
       1,000    OAO Rostelecom, ADR + .........................        19,875
         800    Pakistan Telecommunications, GDR+ (a) .........        53,200
      12,000    Portugal Telecom SA, ADR ......................       629,250
      12,000    PT Telekomunikasi Indonesia ...................       117,750
      20,000    Singapore Telecommunications Ltd. .............        35,171
       8,000    Tele Danmark A/S, ADR .........................       365,000
      36,000    Telecom Argentina Stet - France
                   Telecom SA, ADR ............................     1,289,250
   1,000,000    Telecom Asia+ .................................       394,916
      25,000    Telecom Corporation of New Zealand
                   Ltd., ADR+ .................................       960,938
     194,444    Telecom Italia SpA ............................     1,532,302
      24,000    Telecom Italia SpA, ADR .......................     1,906,500
   8,000,000    Telecommunications of Jamaica .................       489,329
      23,000    Telecomunicacoes Brasileiras SA
                   (Telebras), ADR ............................     2,985,688
     938,570    Telecomunicacoes de Sao Paulo SA
                   (Telesp)+ ..................................       231,950
      41,000    Telefonica de Argentina SA, ADR ...............     1,560,563
      27,500    Telefonica de Espana, ADR .....................     3,636,874
      36,000    Telefonos de Mexico SA, Cl. L, ADR ............     2,029,500
     300,000    Telekom Malaysia Berhad .......................     1,038,486
         600    Telstra Corp. Ltd., ADR+ (a) ..................        31,013
       8,075    Thai Telephone & Telecom, GDR+ (a) ............         6,334
       3,000    Veba AG .......................................       213,887
                                                                 ------------
                                                                   40,067,730
                                                                 ------------
                Wireless Communications - 17.8%
     100,000    360(degree) Communications Co.+ ...............     3,125,000
      40,000    ABC Communications Holdings Ltd. ..............        12,906
     120,000    Aerial Communications Inc.+ ...................       930,000
      40,000    AirTouch Communications Inc.+ .................     1,957,500
      28,400    Associated Group Inc., Cl. A+ .................     1,093,400
      32,000    Associated Group Inc., Cl. B+ .................     1,176,000
      13,000    BCE Mobile Communications Inc. ................       388,045
         500    Bouygues Group ................................        87,157
      20,000    Cellular Communications
                   International Inc.+ ........................     1,360,000
      75,000    Centennial Cellular Corp., Cl. A+ .............     1,971,094
      28,000    Century Telephone Enterprises Inc. ............     1,711,500
         438    CommNet Cellular Inc.+ ........................        19,984
       2,000    CoreComm Inc.+ ................................        33,313
      30,000    CP Pokphand, ADR ..............................       105,000
      42,000    Europolitan Holdings AB+ ......................     2,154,044
      35,000    Grupo Iusacell SA, Ser. D, ADR+ ...............       490,000
      26,000    Himachal Futuristic ...........................         9,033
      24,000    Jasmine International .........................        14,676
       2,500    Mannesmann AG .................................     1,808,756
       5,300    Matrix Telecommunications Ltd.+ ...............         1,072
       1,500    Metrocall Inc.+ ...............................        10,500
       5,000    Mobile Telecommunications
                   Technologies Corp.+ ........................       111,875
       9,789    NEXTEL Communications Inc., Cl. A+ ............       330,379
       2,000    Omnipoint Corp.+ ..............................        59,000

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
    Shares                                                            Value
    ------                                                            -----
                COMMON STOCKS (Continued)

                Wireless Communications (Continued)
      12,500    Price Communications Corp.+ ...................  $    200,000
      22,000    PriCellular Corp.+ ............................       280,500
     105,000    Rogers Cantel Mobile
                   Communications Inc., Cl. B+ ................     1,194,375
       1,000    Rural Cellular Corp., Cl. A+ ..................        17,000
      70,000    Securicor Group plc ...........................       478,266
     100,000    Technology Resources Industries ...............       114,288
         500    Telecel-Comunicacaoes Pessoais SA+ ............        77,618
     550,000    Telecom Italia Mobile SpA .....................     2,955,366
       6,000    Teligent Inc., Cl. A+ .........................       184,500
       2,000    Thyssen AG ....................................       432,696
      20,000    Total Access Communications plc ...............        23,600
       8,000    United States Cellular Corp.+ .................       271,500
       7,500    Vanguard Cellular Systems Inc., Cl. A+ ........       136,406
       1,000    Vimpel Communications+ ........................        44,500
      14,000    Vodafone Group plc, ADR .......................     1,454,250
                                                                 ------------
                                                                   26,825,099
                                                                 ------------
                TOTAL COMMON STOCKS ...........................   129,063,129
                                                                 ------------
                CONVERTIBLE PREFERRED STOCKS - 2.3%

                Cable - 1.2% 18,000 Tele-Communications Inc.
                  6.00% Cv. Pfd., Ser. E ......................     1,584,000
                                                                 ------------
                Entertainment - 0.0%
       1,000    Metromedia International Group Inc.
                  7.25% Cv. Pfd. ..............................        59,125
                                                                 ------------
                Long Distance Telephone Providers - 0.5%
      12,000    Sprint Corp. 8.25% Cv. Pfd. ...................       769,500
                                                                 ------------
                Telephone Networks - 0.3%
       9,500    Philippine Long Distance Telephone Co.
                  7.00% Cv. Pfd., Ser. III ....................       494,000
                                                                 ------------
                Wireless Communications - 0.3%
       3,000    AirTouch Communications Inc.
                   4.25% Cv. Pfd., Cl. C ......................       213,000
       5,000    AirTouch Communications Inc.
                   6.00% Cv. Pfd., Cl. B ......................       206,250
       3,000    Mobile Telecommunication
                  Technologies Corp. $2.25 Cv. Pfd.(a) ........        99,375
                                                                 ------------
                                                                      518,625
                                                                 ------------
                TOTAL CONVERTIBLE
                PREFERRED STOCKS ..............................     3,425,250
                                                                 ------------
                PREFERRED STOCKS - 0.3%

                Telephone Networks - 0.3%
   3,355,677    Telecomunicacoes de Rio de Janeiro SA
                   (Telerj) Pfd. ..............................       473,671
      40,900    Telecomunicacoes de Sao Paulo SA
                  (Telesp) Pfd. ...............................        13,129
                                                                 ------------
                TOTAL PREFERRED STOCKS ........................       486,800
                                                                 ------------

   Principal                                                          Market
    Amount                                                            Value
    ------                                                            -----
                CONVERTIBLE CORPORATE BONDS - 0.7%

                Telephone Networks - 0.5%
$  1,000,000    Telekom Malaysia Berhad
                   Sub. Deb. Cv. 4.00%, 10/03/04(a) ...........       817,500
                                                                 ------------
                Wireless Communications - 0.2%
     250,000    Technology Resources Industries
                   Sub. Deb. Cv. 2.75%, 11/28/04(a) ...........       251,250
                                                                 ------------
                TOTAL CONVERTIBLE
                CORPORATE BONDS ...............................     1,068,750
                                                                 ------------
                U.S. GOVERNMENT OBLIGATIONS - 11.3%
  17,065,000    U.S. Treasury Bills, 5.28% to 5.44%,
                   due 04/16/98 to 05/28/98++ .................    17,016,295
                                                                 ------------
                TOTAL INVESTMENTS - 00.5%
                  (Cost $97,334,866) ..........................   151,060,224

                Other Assets and
                   Liabilities (Net) - (0.5)% .................      (799,324)
                                                                 ------------
                NET ASSETS - 100.0%
                  (9,442,923 shares outstanding) ..............  $150,260,900
                                                                 ============
                NET ASSET VALUE, Offering and
                  Redemption Price Per Share ..................        $15.91
                                                                       ======
FORWARD FOREIGN EXCHANGE CONTRACTS
                                                               Net Unrealized
                                                 Expiration    Appreciation
                                                    Date       (Depreciation)
                                                 ----------    --------------
     438,620(b)    Sold Canadian Dollars
                       in exchange for
                       USD 310,858 ............    04/01/98            $2,521

   2,300,000(c)    Sold Hong Kong Dollars
                       in exchange for
                       USD 292,584 ............    08/26/98           $(2,504)
 474,896,025(d)    Sold Italian Lire
                       in exchange for
                       USD 264,566 ............    04/03/98            $4,026

------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $ 1,258,672 or 0.8% of net assets.
(b) Principal amount denoted in Canadian Dollars.
(c) Principal amount denoted in Hong Kong Dollars.
(d) Principal amount denoted in Italian Lire.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR -- American Depository Receipt.
GDR -- Global Depositary Receipt.

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and Chief Investment Officer

Bruce N. Alpert
Vice President and Treasurer

A. Hartswell Woodson, III
Vice President and Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------